UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 30, 2003
                                                 -------------------------------

Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 2003, relating to the Morgan Stanley ABS Capital I Inc. Trust 2003-HE3 Mortgage Pass-Through Certificates, Series 2003-HE3)
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             (Exact name of registrant as specified in its charter)

    Delaware                         333-104046-15                13-3939229
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code      (212) 761-4000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5. Other Events.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2003-HE3 Mortgage Pass-Through Certificates, Series 2003-HE3. On October 30, 2003, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Chase Manhattan Mortgage Corporation, as servicer, Accredited Home Lenders, Inc., as servicer and responsible party, and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley ABS Capital I Inc. Trust 2003-HE3 Mortgage Pass-Through Certificates, Series 2003-HE3 (the "Certificates"), issued in twelve classes. The Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of October 30, 2003 of $321,679,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Utendahl Capital Partners, L.P. ("Utendahl") and Blaylock & Partners, L.P. (collectively with MS&Co. and Utendahl, the "Underwriters"), pursuant to an Underwriting Agreement dated as of October 24, 2003 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of October 1, 2003, by and among the Company, as depositor, Chase Manhattan Mortgage Corporation, as a servicer, Accredited Home Lenders, Inc., as a servicer and a responsible party, and Deutsche Bank National Trust Company, as trustee.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 7, 2003                    MORGAN STANLEY ABS CAPITAL I INC.




                                          By:  /s/ Valerie H. Kay
                                             -----------------------------------
                                             Name:  Valerie H. Kay
                                             Title: Vice President

                                INDEX TO EXHIBITS

Item  601(a) of
Regulation S-K
Exhibit No.                     Description                                Page
----------------                -----------                                ----
4                               Pooling and Servicing Agreement,             6
                                dated as of October 1, 2003, by
                                and among the Company, as
                                depositor, Chase Manhattan
                                Mortgage Corporation, as a
                                servicer, Accredited Home
                                Lenders, Inc., as a servicer and
                                a responsible party, and Deutsche
                                Bank National Trust Company, as
                                trustee.